                                                                    EXHIBIT 10.3

                       THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "THIRD AMENDMENT") dated as of August 12, 1997, is to that Credit Agreement dated as of January 24, 1996 as amended by that First Amendment to Credit Agreement dated as of May 15, 1996, as further amended and modified by that Second Amendment to Credit Agreement dated as of March 14, 1997 (as amended and modified hereby and as further amended and modified from time to time hereafter, the "CREDIT AGREEMENT"; terms used but not otherwise defined herein shall have the meanings assigned in the Credit Agreement), by and among ALVEY SYSTEMS, INC., a Delaware corporation (the "BORROWER"), THOSE SUBSIDIARIES AND CREDIT PARTIES party thereto and identified on the signature pages hereof (together with the Borrower sometimes being referred to as the "CREDIT PARTIES"), as Guarantors and Credit Parties, the Lenders party thereto, and NATIONSBANK, N.A., as Agent (the "AGENT").

                               W I T N E S S E T H

     WHEREAS, the Lenders have, pursuant to the terms of the Credit Agreement, made available to the Borrower a $30,000,000 credit facility;

     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement; and

     WHEREAS, the Required Lenders for and on behalf of the Lenders have agreed to the requested changes on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     A.  The Credit Agreement is amended in the following respects:

          1. The definition of "CONSOLIDATED EBITDA" in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

               "CONSOLIDATED EBITDA" means for the four consecutive quarter period ending as of the Calculation Date, the sum of Consolidated Net Income PLUS Consolidated Interest Expense PLUS all provisions for any Federal, state or other income taxes PLUS depreciation, amortization and other non-cash charges (which shall include amortization of capitalized interest and debt issuance costs) for the Borrower and its Restricted Subsidiaries on a consolidated basis; provided, however, that with respect to each of the fiscal quarters ending on the dates set forth below, the amounts corresponding to such dates shall be added to the sum of the items listed above to determine Consolidated EBITDA at such times:

                    Date                            Amount
                   ------                          --------
               June 30, 1997                      $16,328,000
               September 30, 1997                 $15,183,000
               December 31, 1997                  $14,038,000
               March 31, 1998                     $12,893,000.

     B. In connection with the execution of this Third Amendment, the Borrower agrees to pay an amendment fee at closing in the amount of $30,000 (representing
10.0 basis points on the total Revolving Committed Amount) for the ratable benefit of the Lenders.

     C.   The Borrower hereby represents and warrants that:

          (i) any and all representations and warranties made by the Borrower and contained in the Credit Agreement (other than those which expressly relate to a prior period) are true and correct in all material respects as of the date of this Third Amendment; and

          (ii) No Default or Event of Default currently exists and is continuing under the Credit Agreement as of the date of this Third Amendment.

     D. The Borrower will execute such additional documents as are reasonably requested by the Agent to reflect the terms and conditions of this Third Amendment.

     E. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits) remain in full force and effect.

     F. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Third Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

     G. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Third Amendment to produce or account for more than one such counterpart.

     H. This Third Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to Credit Agreement to be duly executed under seal and delivered as of the date and year first above written.


BORROWER:
                         ALVEY SYSTEMS, INC.,
                         a Delaware corporation


                         By /s/ J.A. Sharp
                            -------------------------------
                         Title Senior VP and CFO
                               ----------------------------

GUARANTORS:

                         PINNACLE AUTOMATION, INC.,
                         a Delaware corporation


                         By /s/ J.A. Sharp
                            ------------------------------
                         Title Executive VP and CFO
                               ---------------------------


                         M&E INSTALLERS, INC.,
                         a Delaware corporation


                         By /s/ R.M. O'Brien
                            ------------------------------
                         Title  Vice President
                               ---------------------------

                         MCHUGH, FREEMAN & ASSOCIATES, INC.,
                         a Wisconsin corporation


                         By /s/ J.A. Sharp
                            ------------------------------
                         Title CFO and Assistant Treasurer
                               ---------------------------

                         NEWALV, INC.,
                         a Delaware corporation


                         By /s/ J.A. Sharp
                            ------------------------------
                         Title  President
                               ---------------------------



                         BUSSE BROS., INC.,
                         a Wisconsin corporation


                         By /s/ J.A. Sharp
                            ------------------------------
                         Title  CFO and Treasurer
                               ---------------------------



                         THE BUSCHMAN COMPANY,
                         an Ohio corporation


                         By /s/ J.A. Sharp
                            ------------------------------
                         Title  CFO and Senior VP
                               ---------------------------



                         WHITE SYSTEMS, INC.,
                         (formerly know as White Storage
                         and Retrieval Systems, Inc.)
                         a New Jersey corporation


                         By /s/ J.A. Sharp
                            ------------------------------
                         Title  CFO and Treasurer
                               ---------------------------



                         WESELEY SOFTWARE DEVELOPMENT CORP.,
                         a Connecticut corporation

                         By /s/ J.A. Sharp
                            ------------------------------
                         Title  CFO and Treasurer
                               ---------------------------

                         REAL TIME SOLUTIONS, INC.,
                         a Delaware corporation

                         By /s/ J.A. Sharp
                            ------------------------------
                         Title  CFO and Vice President
                               ---------------------------

                                                              Signature Pages to
                                             Alvey Systems, Inc. Third Amendment


BANKS:

                         NATIONSBANK, N.A., individually in its
                         capacity as a Lender and in its capacity as Agent

                         By /s/ Lisa S. Donoghue
                            ------------------------------
                         Title  Vice President
                               ---------------------------


                         BANK OF SCOTLAND


                         By /s/ Janet Taffe
                            ------------------------------
                         Title  Asst. Vice President
                               ---------------------------


                         HARRIS TRUST AND SAVINGS BANK


                         By /s/ Donald J. Buse
                            ------------------------------
                         Title  Vice President
                               ---------------------------